ALL STAR® FUNDS

ASG LISTED NYSE

3rd Quarter Report | September 30, 2022

Liberty All-Star® Growth Fund

LIBERTY ALL-STAR® GROWTH FUND
Periods Ended September 30, 2022 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$5.04
Market Price	$4.95
Discount	-1.8%

	Quarter	Year-to-Date
Distributions*	$0.11	$0.40
Market Price Trading Range	$4.92 to $6.90	$4.92 to $9.09
Premium/(Discount) Range	13.5% to -2.5%	13.5% to -2.5%

Performance
Shares Valued at NAV with Dividends Reinvested	-4.22%	-34.78%
Shares Valued at Market Price with Dividends Reinvested	-13.52%	-41.28%
Dow Jones Industrial Average	-6.17%	-19.72%
Lipper Multi-Cap Growth Mutual Fund Average	-2.38%	-34.49%
NASDAQ Composite Index	-3.91%	-32.00%
Russell Growth Benchmark	-1.55%	-30.42%
S&P 500® Index	-4.88%	-23.87%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2022 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates no portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2022.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2022

Persistent inflation and the Federal Reserve’s efforts to combat it combined to send stocks broadly lower in the third quarter. The July – September period was a continuation of pressures that have plagued equities since the beginning of the year—dragging returns into negative territory for three straight quarters—and, of chief concern to investors, raising the prospects of a recession in 2023.

For the quarter, the S&P 500® Index returned -4.88 percent; the Dow Jones Industrial Average (DJIA) returned -6.17 percent; and the NASDAQ Composite Index returned -3.91 percent. Through nine months, all three indices stood at lows for the year: the S&P 500®, down 23.87 percent; the DJIA, down 19.72 percent; and the NASDAQ Composite, down 32.00 percent. This was the first time since the global financial crisis more than a decade ago that stocks declined for three straight quarters.

Stocks did manage to stage a summer rally that saw the S&P 500® claw back 17 percent of its losses over the mid-June to mid-August period. In July, the S&P 500® had its best month since November 2020 and the NASDAQ Composite had its best since April of that year; better than expected corporate earnings spurred much of the rally. Ultimately, however, investor sentiment was eroded by hawkish comments from Fed Chair Jerome Powell, which culminated in another 0.75 percent hike in the fed funds rate on September 21. The decision lifted the target rate to a range of 3.0 to 3.25 percent from near zero at the start of the year, with expectations of a fourth straight 0.75 percent increase looming in November. Somewhat overlooked in the headline-grabbing interest rate increases was the Fed’s shift to a policy of quantitative tightening (QT), in which it has said it will drain $95 billion a month from its own balance sheet and thereby reduce liquidity throughout the economy.

Although additional headwinds were not needed, the situation in Ukraine remained a concern, with territorial gains by Ukrainian forces offset by Russia’s annexation of four regions in the eastern and southern parts of the country. In addition, Britain’s new prime minister, Liz Truss, in office for only a few weeks, faced a crisis of confidence owing to what was generally labeled an ill-conceived tax cut that sent the British pound sharply lower and government bond yields soaring.

In contrast to conditions on Wall Street, there were some bright spots on Main Street USA—inflation running at 8 to 9 percent annual rates notwithstanding. Job growth was the highlight, as the U.S. added an average of 405,000 jobs a month in June, July and August, thus extending to 20 the number of consecutive months of job growth. Consumer sentiment and new home starts saw reversals, however, as inflation and higher interest rates took their toll. In the latter part of September, the price of West Texas Intermediate Crude fell to under $80/barrel for the first time since February, but natural gas prices spiked earlier in the quarter and as the quarter closed the OPEC+ cartel was weighing cuts in oil production.

Through nine months of the year, value style stocks continued to outperform growth stocks, as represented by the Russell 3000® indices. Over the period, the Russell 3000® Value Index returned -17.97 percent versus -30.57 percent for the corresponding growth index. In the third quarter, however, it was the Russell 3000® Growth Index that outperformed on a relative basis, returning -3.37 percent versus -5.56 percent for its value counterpart.

This pattern held true throughout the capitalization spectrum as represented by the Liberty All-Star Growth Fund. For example, through nine months the large-cap Russell 1000® Growth Index returned -30.66 percent compared to the -17.75 percent return for the Value index. In the third quarter, the Russell 1000® Growth led its value counterpart on a relative basis, however, returning -3.60 percent versus -5.62 percent. In the third quarter, the Russell Midcap® Growth Index almost reached break even, returning -0.65 percent, while its value counterpart returned -4.93 percent.

Third Quarter Report (Unaudited) | September 30, 2022	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Meanwhile, the small-cap Russell 2000® Growth Index was positive in the third quarter, with a return of 0.24 percent, while the corresponding value index returned -4.61 percent.

Liberty All-Star® Growth Fund

Liberty All-Star Growth Fund lagged in the third quarter with a -4.22 percent return with shares valued at net asset value (NAV) with dividends reinvested and -13.52 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) Both measures of Fund returns trailed the -2.38 percent return of the Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average. Both were also behind the -1.55 percent return of the Fund’s Russell Growth Benchmark. On a relative basis the Fund’s NAV return with dividends reinvested topped those of the S&P 500® and the DJIA but lagged the return of the NASDAQ Composite.

Through nine months this year, the Fund posted an NAV return of -34.78 percent and a market price return of -41.28 percent. On a relative basis, the NAV return was essentially equal with the -34.49 percent return of the Lipper Multi-Cap Growth Average but lagged the Russell Growth Benchmark return of -30.42 percent.

In the third quarter the Fund’s market price return suffered as a result of a sharp contraction that saw the price of a share go from a 13.5 percent premium to the underlying NAV to a -2.5 percent discount—an extraordinary reversal of 16.0 percentage points, which can happen during significant market distortions.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.11 to shareholders during the third quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $16.40 per share. The Fund’s distribution policy is a major component of the Fund's total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

We are disappointed with the Fund’s quarterly and year-to-date results but point out that owing to good performance in previous periods long-term Fund returns compare favorably with key benchmarks. We renew our commitment to hard work and thoughtful decision making on behalf of investors and continue to have confidence in the underlying strength of the Fund’s philosophy, structure and processes.

Sincerely, William R. Parmentier, Jr. President and Chief Executive Officer Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of October 2022 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	5[1]	8.21
2022
1st Quarter	0.15
2nd Quarter	0.14
3rd Quarter	0.11
Total	$16.40

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2022 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2022	3

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

September 30, 2022 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
SPS Commerce, Inc.	2.96%
Amazon.com, Inc.	2.25
Microsoft Corp.	1.87
Casella Waste Systems, Inc.	1.83
FirstService Corp.	1.82
Visa, Inc.	1.73
UnitedHealth Group, Inc.	1.64
Montrose Environmental Group, Inc.	1.59
MSCI, Inc.	1.56
Globant SA	1.51
Danaher Corp.	1.46
Workday, Inc.	1.43
Regeneron Pharmaceuticals, Inc.	1.38
Salesforce, Inc.	1.35
Intuit, Inc.	1.32
Yum! Brands, Inc.	1.27
Thermo Fisher Scientific, Inc.	1.26
Autodesk, Inc.	1.24
Alphabet, Inc.	1.24
S&P Global, Inc.	1.22
31.93%

Economic Sectors*	Percent of Net Assets
Information Technology	28.32%
Health Care	21.90
Consumer Discretionary	13.06
Industrials	12.01
Financials	9.03
Communication Services	3.86
Real Estate	3.74
Materials	3.08
Consumer Staples	1.62
Energy	1.34
Other Net Assets	2.04
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Stock Changes in the Quarter

(Unaudited)

The following are the largest ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2022.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/22
Purchases
Deckers Outdoor Corp.	10,000	10,000
Starbucks Corp.	29,491	29,491
Ulta Beauty, Inc.	7,000	7,000

Sales
Novanta, Inc.	(13,750)	13,905
Walt Disney Co.	(22,299)	0

Third Quarter Report (Unaudited) | September 30, 2022	5

Investment Managers/
Liberty All-Star® Growth Fund	Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 18 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of September 30, 2022 (Unaudited)

				Market Capitalization Spectrum
	Russell Growth			Small		Large
	Smallcap	Midcap	Largecap				Total
	Index	Index	Index	Weatherbie	Congress	Sustainable	Fund
Number of Holdings	1,121	407	518	50	40	28	117*
Percent of Holdings in Top 10	6%	12%	46%	48%	31%	47%	19%
Weighted Average Market Capitalization (billions)	$3.0	$22.1	$709.8	$3.0	$14.5	$321.0	$116.8
Average Five-Year Earnings Per Share Growth	18%	20%	24%	29%	28%	23%	26%
Average Five-Year Sales Per Share Growth	9%	13%	16%	11%	13%	14%	12%
Price/Earnings Ratio**	16x	23x	23x	30x	21x	27x	25x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.96%)
COMMUNICATION SERVICES (3.86%)
Entertainment (1.77%)
Netflix, Inc.(a)	12,283	$2,891,909
Take-Two Interactive Software, Inc.(a)	20,000	2,180,000
		5,071,909
Interactive Media & Services (1.88%)
Alphabet, Inc., Class C(a)	36,860	3,544,089
Match Group, Inc.(a)	38,237	1,825,817
		5,369,906
Media (0.21%)
TechTarget, Inc.(a)	10,148	600,762

CONSUMER DISCRETIONARY (13.06%)
Distributors (0.78%)
Pool Corp.	7,000	2,227,470

Diversified Consumer Services (1.07%)
Chegg, Inc.(a)	145,153	3,058,374

Hotels, Restaurants & Leisure (3.17%)
Planet Fitness, Inc., Class A(a)	36,922	2,128,922
Starbucks Corp.	29,491	2,484,912
Wingstop, Inc.	6,483	813,098
Yum! Brands, Inc.	34,233	3,640,337
		9,067,269
Internet & Direct Marketing Retail (2.50%)
Amazon.com, Inc.(a)	56,950	6,435,350
Xometry, Inc., Class A(a)	12,533	711,749
		7,147,099
Leisure Products (0.09%)
Latham Group, Inc.(a)	73,068	262,314

Multiline Retail (0.37%)
Ollie's Bargain Outlet Holdings, Inc.(a)	20,244	1,044,590

Specialty Retail (3.79%)
Asbury Automotive Group, Inc.(a)	18,000	2,719,800
Floor & Decor Holdings, Inc., Class A(a)	30,500	2,142,930
MYT Netherlands Parent BV(a)(b)(c)	70,771	815,282
National Vision Holdings, Inc.(a)	138	4,506
Ulta Beauty, Inc.(a)	7,000	2,808,330

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2022	7

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
Williams-Sonoma, Inc.	20,000	$2,357,000
		10,847,848
Textiles, Apparel & Luxury Goods (1.29%)
Canada Goose Holdings, Inc.(a)(c)	36,645	558,470
Deckers Outdoor Corp.(a)	10,000	3,126,100
		3,684,570
CONSUMER STAPLES (1.62%)
Food Products (0.87%)
McCormick & Co., Inc.	35,000	2,494,450

Household Products (0.75%)
Church & Dwight Co., Inc.	30,000	2,143,200

ENERGY (1.34%)
Energy Equipment & Services (1.34%)
Core Laboratories NV	170,322	2,295,940
Dril-Quip, Inc.(a)	78,830	1,538,762
		3,834,702
FINANCIALS (9.03%)
Banks (1.58%)
First Republic Bank	18,000	2,349,900
Seacoast Banking Corp. of Florida	71,772	2,169,667
		4,519,567
Capital Markets (5.88%)
Hamilton Lane, Inc., Class A	47,857	2,852,756
MSCI, Inc.	10,555	4,451,993
Raymond James Financial, Inc.	30,000	2,964,600
S&P Global, Inc.	11,474	3,503,586
StepStone Group, Inc., Class A	124,476	3,050,907
		16,823,842
Consumer Finance (0.92%)
American Express Co.	17,090	2,305,612
LendingTree, Inc.(a)	5,568	132,852
Upstart Holdings, Inc.(a)(c)	9,101	189,210
		2,627,674
Insurance (0.06%)
Goosehead Insurance, Inc., Class A(a)	4,470	159,311

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (0.59%)
Axos Financial, Inc.(a)	49,333	$1,688,669

HEALTH CARE (21.90%)
Biotechnology (4.21%)
ACADIA Pharmaceuticals, Inc.(a)	61,536	1,006,729
Horizon Pharma Plc(a)	37,500	2,320,875
Natera, Inc.(a)	20,848	913,559
Neurocrine Biosciences, Inc.(a)	30,000	3,186,300
Regeneron Pharmaceuticals, Inc.(a)	5,750	3,961,003
Ultragenyx Pharmaceutical, Inc.(a)	15,908	658,750
		12,047,216
Health Care Equipment & Supplies (7.03%)
Abbott Laboratories	19,807	1,916,525
Cooper Cos., Inc.	8,500	2,243,150
Glaukos Corp.(a)	59,356	3,160,113
Inogen, Inc.(a)	42,692	1,036,562
Inspire Medical Systems, Inc.(a)	6,323	1,121,511
Intuitive Surgical, Inc.(a)	15,312	2,870,081
Nevro Corp.(a)	46,036	2,145,278
ResMed, Inc.	15,000	3,274,500
STERIS PLC	14,000	2,327,920
		20,095,640
Health Care Providers & Services (3.17%)
Agiliti, Inc.(a)	95,857	1,371,714
PetIQ, Inc.(a)	37,494	258,708
Progyny, Inc.(a)	47,449	1,758,460
UnitedHealth Group, Inc.	9,303	4,698,387
US Physical Therapy, Inc.	12,951	984,535
		9,071,804
Health Care Technology (0.61%)
Definitive Healthcare Corp.(a)	111,773	1,736,953

Life Sciences Tools & Services (6.68%)
Azenta, Inc.	41,000	1,757,260
Charles River Laboratories International, Inc.(a)	10,500	2,066,400
Danaher Corp.	16,193	4,182,490
IQVIA Holdings, Inc.(a)	14,993	2,715,832
Mettler-Toledo International, Inc.(a)	2,500	2,710,300
Thermo Fisher Scientific, Inc.	7,093	3,597,499
West Pharmaceutical Services, Inc.	8,500	2,091,680
		19,121,461

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2022	9

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Pharmaceuticals (0.20%)
Aerie Pharmaceuticals, Inc.(a)	38,209	$578,102

INDUSTRIALS (12.01%)
Aerospace & Defense (0.19%)
Kratos Defense & Security Solutions, Inc.(a)	54,730	556,057

Building Products (0.90%)
Masco Corp.	55,000	2,567,950

Commercial Services & Supplies (4.45%)
Casella Waste Systems, Inc., Class A(a)	68,625	5,242,264
Copart, Inc.(a)	27,500	2,926,000
Montrose Environmental Group, Inc.(a)	135,039	4,544,062
		12,712,326
Construction & Engineering (1.09%)
Ameresco, Inc., Class A(a)	46,835	3,113,591

Electrical Equipment (0.53%)
Generac Holdings, Inc.(a)	8,500	1,514,190

Machinery (0.98%)
IDEX Corp.	14,000	2,797,900

Professional Services (1.05%)
Booz Allen Hamilton Holding Corp.	32,500	3,001,375

Road & Rail (0.86%)
Saia, Inc.(a)	13,000	2,470,000

Trading Companies & Distributors (1.96%)
SiteOne Landscape Supply, Inc.(a)	31,286	3,258,124
Transcat, Inc.(a)	31,145	2,357,365
		5,615,489
INFORMATION TECHNOLOGY (28.32%)
Communications Equipment (0.71%)
Ciena Corp.(a)	50,000	2,021,500

Electronic Equipment, Instruments & Components (4.02%)
Keysight Technologies, Inc.(a)	20,000	3,147,200
Novanta, Inc.(a)	13,905	1,608,113

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Teledyne Technologies, Inc.(a)	6,500	$2,193,555
Trimble, Inc.(a)	50,000	2,713,500
Zebra Technologies Corp., Class A(a)	7,000	1,834,070
		11,496,438
IT Services (6.01%)
Akamai Technologies, Inc.(a)	32,000	2,570,240
CI&T, Inc., Class A(a)	138,629	1,301,726
FleetCor Technologies, Inc.(a)	14,129	2,489,106
Globant SA(a)	23,120	4,325,290
Grid Dynamics Holdings, Inc.(a)	83,568	1,565,229
Visa, Inc., Class A	27,799	4,938,492
		17,190,083
Semiconductors & Semiconductor Equipment (3.76%)
Diodes, Inc.(a)	35,000	2,271,850
Entegris, Inc.	28,500	2,366,070
Impinj, Inc.(a)	27,916	2,234,117
Monolithic Power Systems, Inc.	6,000	2,180,400
Skyworks Solutions, Inc.	20,000	1,705,400
		10,757,837
Software (13.82%)
Adobe, Inc.(a)	6,986	1,922,547
Autodesk, Inc.(a)	19,028	3,554,431
Ebix, Inc.(c)	18,925	359,007
Everbridge, Inc.(a)	998	30,818
Intuit, Inc.	9,766	3,782,567
Microsoft Corp.	22,909	5,335,506
Paycom Software, Inc.(a)	8,000	2,639,920
Qualys, Inc.(a)	19,000	2,648,410
Rapid7, Inc.(a)	17,492	750,407
Salesforce, Inc.(a)	26,782	3,852,323
SEMrush Holdings, Inc., Class A(a)(c)	9,983	111,910
SPS Commerce, Inc.(a)	68,140	8,465,032
Vertex, Inc., Class A(a)	143,808	1,965,855
Workday, Inc., Class A(a)	26,935	4,100,046
		39,518,779
MATERIALS (3.08%)
Chemicals (2.03%)
Ecolab, Inc.	23,049	3,328,737
Sherwin-Williams Co.	12,167	2,491,193
		5,819,930

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2022	11

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Containers & Packaging (1.05%)
Ball Corp.	61,930	$2,992,457

REAL ESTATE (3.74%)
Equity Real Estate Investment Trusts (REITs) (1.92%)
Equinix, Inc.	5,022	2,856,715
Sun Communities, Inc.	19,500	2,638,935
		5,495,650
Real Estate Management & Development (1.82%)
FirstService Corp.	43,818	5,214,780

TOTAL COMMON STOCKS
(COST OF $261,851,395)		280,181,034

SHORT TERM INVESTMENTS (2.81%)
MONEY MARKET FUND (2.09%)
State Street Institutional US Government Money
Market Fund, 2.92%(d)
(COST OF $5,970,007)	5,970,007	5,970,007

INVESTMENTS PURCHASED WITH COLLATERAL FROM
SECURITIES LOANED (0.72%)
State Street Navigator Securities Lending Government
Money Market Portfolio, 3.07%
(COST OF $2,070,167)	2,070,167	2,070,167

TOTAL SHORT TERM INVESTMENTS
(COST OF $8,040,174)		8,040,174

TOTAL INVESTMENTS (100.77%)
(COST OF $269,891,569)		288,221,208

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.77%)		(2,209,416)

NET ASSETS (100.00%)		$286,011,792

NET ASSET VALUE PER SHARE
(56,719,883 SHARES OUTSTANDING)		$5.04

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2022 (Unaudited)

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $2,013,288.
(d)	Rate reflects seven-day effective yield on September 30, 2022.

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2022	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2022 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). Effective September 8, 2022, the Board approved changes to the Fund’s valuation policy to comply with Rule 2a-5 and designated ALPS Advisors, Inc. (the “Advisor”) as the Fund’s Valuation Designee (as defined in the rule). The Valuation Designee will be responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor's Valuation Committee, using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2022, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2022 (Unaudited)

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2022:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$2,013,288	$2,070,167	$14,291	$2,084,458

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Third Quarter Report (Unaudited) | September 30, 2022	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2022 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$280,181,034	$–	$–	$280,181,034
Short Term Investments	8,040,174	–	–	8,040,174
Total	$288,221,208	$–	$–	$288,221,208

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2022 (Unaudited)

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

Third Quarter Report (Unaudited) | September 30, 2022	17

Description of Lipper Benchmark
Liberty All-Star® Growth Fund	and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index (Largecap)

Measures the performance of those Russell 1000® companies with higher book-to-price-ratios and lower growth values.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index

Measures the performance of those Russell Midcap® companies with higher book-to-price-ratios and lower growth values.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

18	www.all-starfunds.com

Description of Lipper Benchmark
Liberty All-Star® Growth Fund	and Market Indices

(Unaudited)

Russell 2000® Value Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher book-to-price-ratios and lower growth values.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

Third Quarter Report (Unaudited) | September 30, 2022	19

ALL STAR® GROWTH FUND

ASG LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock*, Chairman
Edmund J. Burke*
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Tanya Tancheff, Assistant Secretary**
Matthew Sutula, Chief Compliance Officer

*Member of the Audit Committee
**Through September 30, 2022

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star®
Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.